Exhibit 10.1

AMENDMENT TO LOAN AGREEMENT

This Amendment, dated as of November 1, 2013 (this “Amendment”), to that certain Loan Agreement, dated as of March 6, 2012 (the “Loan Agreement”), among THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT, a Federally recognized Indian Tribe and Native American sovereign nation (the “Tribe”), the MOHEGAN TRIBAL GAMING AUTHORITY, a governmental instrumentality of the Tribe (the “Borrower”), each lender from time to time party thereto (the “Lenders”) and WELLS FARGO GAMING CAPITAL, LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), is entered into among the Tribe, the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower and the Tribe have requested that the Lenders agree to amend certain provisions of the Loan Agreement as provided for herein, and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Loan Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.	AMENDMENT TO THE LOAN AGREEMENT.

Effective as of the Amendment Effective Date (as defined in Section 2 below), the Loan Agreement is hereby amended as follows:

1.1 Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order:

“Amendment Effective Date” has the meaning assigned to such term in that certain Amendment, dated as of November 1, 2013, to this Agreement.

“Make-Whole Amount” means with respect to the Term Loans on any date of prepayment of such Term Loans pursuant to Section 2.06(a) from and after the Amendment Effective Date and prior to the second anniversary of the Closing Date, an amount equal to the excess of (a) the present value at such prepayment date of (i) the aggregate principal amount of the Term

Loans as of the second anniversary of the Closing Date (assuming the entire aggregate principal amount of the Term Loans were outstanding on the second anniversary of the Closing Date) plus (ii) the interest payments that would have been made pursuant to Section 2.08(c) on the aggregate principal amount of the Term Loans through the second anniversary of the Closing Date but for such prepayment (excluding accrued but unpaid interest as of the date of such prepayment, and assuming for this purpose (x) Interest Payment Dates on the last day of each calendar quarter and on the second anniversary of the Closing Date and (y) an interest rate equal to the Eurodollar Rate for a Eurodollar Rate Loan with a one-month Interest Period made on the date of such prepayment plus 7.50%), discounted to the date of prepayment at a rate equal to the Treasury Rate plus 0.50%, over (b) the aggregate principal amount of the Term Loans.

“Treasury Rate” means, as of any date, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days (but no more than five Business Days) prior to such date (or, if such Statistical Release is no longer published, any publicly available source of similar market data selected by the Administrative Agent)).

1.2 Section 2.06 (Voluntary Prepayments of the Term Loans) of the Loan Agreement is hereby amended by replacing the period at the end of the last sentence of paragraph (a) thereof with the following:

; provided, however, that notwithstanding anything to the contrary herein, from and after the Amendment Effective Date and prior to the second anniversary of the Closing Date, the Borrower may, upon three Business Days prior notice to the Administrative Agent, prepay the Term Loans in whole, but not in part; provided, further, that in the event of any such prepayment, the Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders, in addition to any amounts required to be paid by the Borrower in connection with such prepayment under Section 3.05, a prepayment premium equal to the Make-Whole Amount; provided, further, that no prepayment shall be made by the Borrower under this Section 2.06(a) to the extent such prepayment is prohibited by the First Out Loan Agreement unless substantially simultaneously therewith the First Out Obligations (other than the obligations referenced in Sections 3.01, 3.04, 3.05, 3.06, 12.04 and 12.05 of the First Out Loan Agreement) are being repaid in full and the lending commitments under the First Out Loan Agreement are being terminated.

SECTION 2.	CONDITIONS PRECEDENT

This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which it has been executed by the Administrative Agent and the Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the Borrower, the Tribe, each Guarantor and Lenders constituting the Required Lenders.

SECTION 3.	REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to consent to the amendment contained herein, each of the Borrower and, to the extent applicable, the Tribe hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) This Amendment does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, and such Liens continue unimpaired with the same priority to secure, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all Obligations.

(b) Each of the Borrower and the Tribe reaffirms as of the Amendment Effective Date its covenants and agreements contained in the Loan Agreement and each Collateral Document and other Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment on the Amendment Effective Date. Each of the Borrower and the Tribe further confirms that the Loan Agreement and each Collateral Document and other Loan Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Loan Agreement may be amended by this Amendment.

(c) After giving effect to this Amendment, the representations and warranties set forth in Article V and Article VI of the Loan Agreement are, in each case, true and correct in all material respects (or, in the case of any such representation that is already subject to a materiality qualifier, in all respects) on and as of the Amendment Effective Date with the same effect as if made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, in the case of any such representation that is already subject to a materiality qualifier, in all respects) as of such earlier date).

(d) This Amendment constitutes the legal, valid and binding obligation of each of the Borrower and the Tribe, enforceable in accordance with its terms.

(e) Each of the Borrower and the Tribe has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Loan Agreement as amended by this Amendment.

(f) No Default or Event of Default has occurred and is continuing as of the date hereof, or will have occurred and be continuing as of the Amendment Effective Date, after giving effect to this Amendment.

SECTION 4.	GUARANTOR ACKNOWLEDGEMENT AND CONSENT

4.1 Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Loan Agreement and this Amendment and consents to the amendment of the Loan Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that its guarantee of the Obligations and each Collateral Document and other Loan Document to which it is a party and all collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of all Obligations.

4.2 Each Guarantor hereby confirms that each Collateral Document and other Loan Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects.

4.3 Each Guarantor and each other party hereto acknowledges and agrees that (i) notwithstanding the conditions to effectiveness and acknowledgments set forth in this Amendment, the consent of such Guarantor hereto is not required by the terms of the Loan Agreement or any other Loan Document and (ii) nothing in the Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Loan Agreement.

SECTION 5.	MISCELLANEOUS

5.1 Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

5.2 Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 2. Delivery of an executed counterpart to this Amendment by facsimile transmission (or pdf file or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original.

5.3 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4 Governing Law. Except to the extent otherwise expressly provided herein, this Amendment shall be governed by, and construed and enforced in accordance with, the Laws of Connecticut, without regard to the conflicts of law provisions of the Laws of Connecticut. Borrower and each other party hereto each hereby consents to the application of Connecticut civil law to the construction, interpretation and enforcement of this Amendment, and to the application of Connecticut civil law to the procedural aspects of any suit, action or proceeding relating thereto, including but not limited to legal process, execution of judgments and other legal remedies, except for any procedural matters governed by or relating to the conduct of arbitration under Section 12.15 of the Loan Agreement. This Amendment is a “Contract of The Tribal Gaming Authority” within the meaning of Section 1 of Article XIII (entitled “Tribal Gaming Authority Amendment”) of the Constitution.

5.5 Incorporation by Reference of Certain Provisions. The parties hereto agree that each of the following Sections of the Loan Agreement applies to this Amendment and is incorporated by reference as if fully set forth herein, mutatis mutandis: Section 12.15 (Arbitration Reference), Section 12.17 (Waiver of Right to Trial by Jury), Section 12.18 (Waiver of Sovereign Immunity; Consent to Jurisdiction) and Section 12.27 (Gaming Law Limitations).

5.6 Fees and Expenses. The Borrower agrees to pay, promptly after receipt of an invoice therefor, all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

5.7 Loan Document Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement (and, following the Amendment Effective Date, the Loan Agreement, as amended hereby).

5.8 Effects of this Amendment.

(a) On the Amendment Effective Date, the Loan Agreement will be automatically amended to reflect the amendment thereto provided for in this Amendment. Once the Amendment Effective Date has occurred, all references to the Loan Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Loan Agreement as amended by this Amendment.

(b) Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Loan Agreement or any other Loan Document or of any other term or condition of the Loan Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first date above written.

MOHEGAN TRIBAL GAMING AUTHORITY

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	Chief Executive Officer

THE MOHEGAN TRIBE OF INDIANS OF CONNECTICUT

By:	/s/ Kevin P. Brown
Name:	Kevin P. Brown
Title:	Chairman

“Guarantors”

DOWNS RACING, L.P., a Pennsylvania limited partnership

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	Manager

BACKSIDE, L.P., a Pennsylvania limited partnership

By:	MOHEGAN COMMERCIAL VENTURES PA, LLC, a Pennsylvania limited liability company, its General Partner

	By:	/s/ Mitchell G. Etess
	Name:	Mitchell G. Etess
	Title:	Manager

MILL CREEK LAND, L.P., a Pennsylvania limited partnership

By:	MOHEGAN COMMERCIAL VENTURES PA, LLC, a Pennsylvania limited liability company, its General Partner

	By:	/s/ Mitchell G. Etess
	Name:	Mitchell G. Etess
	Title:	Manager

NORTHEAST CONCESSIONS, L.P., a Pennsylvania limited partnership

By:	MOHEGAN COMMERCIAL VENTURES PA, LLC, a Pennsylvania limited liability company, its General Partner

	By:	/s/ Mitchell G. Etess
	Name:	Mitchell G. Etess
	Title:	Manager

MOHEGAN COMMERCIAL VENTURES PA, LLC, a Pennsylvania limited liability company, for its own account

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	Manager

MOHEGAN VENTURES-NORTHWEST, LLC, a limited liability company formed under the laws of The Mohegan Tribe of Indians of Connecticut

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	President

MOHEGAN GOLF, LLC, a limited liability company formed under the laws of The Mohegan Tribe of Indians of Connecticut

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	President

MOHEGAN VENTURES WISCONSIN, LLC, a limited liability company formed under the laws of The Mohegan Tribe of Indians of Connecticut

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	Chief Executive Officer

WISCONSIN TRIBAL GAMING, LLC, a Delaware limited liability company

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	Manager

MTGA GAMING, LLC, a Delaware limited liability company

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	President

MOHEGAN BASKETBALL CLUB LLC, a limited liability company formed under the laws of The Mohegan Tribe of Indians of Connecticut

By:	/s/ Mitchell G. Etess
Name:	Mitchell G. Etess
Title:	President

ACKNOWLEDGED AND AGREED:

WELLS FARGO GAMING CAPITAL, LLC, as Administrative Agent

By:	/s/ Kelly Walsh
Name:	Kelly Walsh
Title:	Authorized Signatory